CUSIP NO. 96950G102                 Schedule 13G                  Page 10 of 10


                                                                       EXHIBIT 1
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               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G with respect to the Common Stock of Williams Scotsman International, Inc. is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of February 14, 2006


                                    SCOTSMAN PARTNERS, L.P.

                                    By:  GROUP 31, INC.,
                                         its General Partner

                                         By:   /s/ Kevin G. Levy
                                               -------------------------------
                                               Name:   Kevin G. Levy
                                               Title:  Vice President


                                    GROUP 31, INC.


                                    By: /s/ Kevin G. Levy
                                        --------------------------------------
                                        Name:    Kevin G. Levy
                                        Title:   Vice President


                                    J. TAYLOR CRANDALL


                                    By: /s/ Kevin G. Levy
                                        --------------------------------------
                                        Kevin G. Levy, Attorney-in-Fact(1)



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(1)  A Power of Attorney authorizing Kevin G. Levy to act on behalf of J. Taylor
     Crandall previously has been filed with the Securities and Exchange Commission.